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                                                                 Exhibit 10.49.3

                   Amendment to the Interconnection Agreement
               By and Between BellSouth Telecommunications, Inc.
                    And ITC/\DeltaCom Communications, Inc.
                               Dated June 5, 2000


     This Amendment ("Amendment") is made and entered into by and between ITC/\DeltaCom Communications, Inc. ("ITC/\DeltaCom") and BellSouth Telecommunications, Inc. ("BellSouth") and is intended to amend the Interconnection Agreement (`The Agreement") entered into by ITC/\DeltaCom and BellSouth on June 5, 2000. This Amendment shall be deemed effective on the date executed by ITC/\DeltaCom and BellSouth.

     WHEREAS, ITC/\DeltaCom and BellSouth (individually, a "Party" and collectively, the "Parties") have discovered that certain language was included in the Agreement in error and such language had not been agreed upon by the Parties; and

     WHEREAS, the Parties desire to amend the Agreement to reflect the actual agreement of the Parties;

     NOW THEREFORE, in consideration of the provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ITC/\DeltaCom and BellSouth hereby covenant and agree as follows:

     1. Paragraph 6.4 of Attachment 4 of the Agreement shall be deleted in its entirety, and in lieu thereof, a new Paragraph 6.4 of Attachment 4 shall be included in the Agreement as follows:

          6.4  Construction and Provisioning Interval. BellSouth will negotiate
               --------------------------------------
               construction and provisioning intervals per request on an individual case basis. Excluding the time interval required to secure the appropriate government licenses and permits, BellSouth will use best efforts to complete construction for collocation arrangements under ordinary conditions as soon as possible and within a maximum of 90 business days from receipt of a complete and accurate Bona Fide Firm Order. Ordinary conditions are defined as space available with only minor changes to support systems required, such as but not limited to, HVAC, cabling and the power plant(s). Excluding the time interval required to secure the appropriate government licenses and permits, BellSouth will use best efforts to complete construction of all other collocation space ("extraordinary conditions") within 130 business days of the receipt of a complete and accurate Bona Fide Firm Order. Extraordinary conditions are defined to include but are not limited to major BellSouth equipment rearrangement or addition; power plant addition or upgrade; major mechanical addition or upgrade; major upgrade for ADA compliance; environmental hazard or hazardous materials abatement.
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     2.  All of the other provisions of the Interconnection Agreement shall remain unchanged and in full force and effect.

     3. Either or both of the Parties are authorized to submit this Amendment to the appropriate State Public Service Commissions or other Regulatory Agencies for approval subject to Section 252 (e) of the Federal Telecommunications Act of 1996.

     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective duly authorized representatives on the date indicated below.

ITC/\DeltaCom Communications, Inc.  BellSouthTelecommunications, Inc.



   /s/ Jerry W. Watts                             /s/ Patrick C. Finlen
 --------------------                            -----------------------
       Signature                                       Signature


   Jerry W. Watts                                 Patrick C. Finlen
 ----------------                                -------------------
       Name                                            Name


 Vice President-Gov't Affairs                      Managing Director
 ----------------------------             ------------------------------------
       Title                                             Title


   February 13, 2001                               February 14, 2001
 -------------------                             -------------------
       Date                                              Date


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